                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                           CIMA LABS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
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
                                     [LOGO]

                                 CIMA LABS INC.
                             10000 Valley View Road
                       Eden Prairie, Minnesota 55344-9361

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 14, 1997

                             ---------------------

TO THE STOCKHOLDERS OF CIMA LABS INC.:

    Notice Is Hereby Given that the Annual Meeting of Stockholders of CIMA LABS INC., a Delaware corporation (the "Company"), will be held on Wednesday, May 14, 1997 at 3:00 p.m. local time at the offices of the Company, 10000 Valley View Road, Eden Prairie, Minnesota 55344, for the following purposes:

    1. To elect six directors to serve for the ensuing year and until their successors are elected.

    2. To approve the amendment and restatement of the Company's Equity Incentive Plan to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 250,000 shares to 2,250,000 shares.

    3.  To approve the Company's Directors' Fee Option Grant Program.

    4. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 1997.

    5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    The Board of Directors has fixed the close of business on March 19, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                                [SIGNATURE]

                                          Robert L. Jones
                                          SECRETARY

Eden Prairie, Minnesota
April 10, 1997

    ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                     [LOGO]

                                 CIMA LABS INC.
                             10000 Valley View Road
                       Eden Prairie, Minnesota 55344-9361

                            ------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                             ---------------------

                                  May 14, 1997

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed proxy is solicited on behalf of the Board of Directors of CIMA LABS INC., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on May 14, 1997, at 3:00 p.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the offices of the Company, 10000 Valley View Road, Eden Prairie, Minnesota 55344. The Company intends to mail this proxy statement and accompanying proxy card on or about April 10, 1997, to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

    The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company or, at the Company's request Norwest Bank Minnesota, N.A. No additional compensation will be paid to directors, officers or other regular employees for such services, but Norwest Bank Minnesota, N.A. will be paid its customary fee, estimated to be about $2,000, if it renders solicitation services.

VOTING RIGHTS AND OUTSTANDING SHARES

    Only holders of record of Common Stock at the close of business on March 19, 1997 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on March 19, 1997 the Company had outstanding and entitled to vote 9,452,051 shares of Common Stock.

    Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

    All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

    Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 10000 Valley View Road, Eden Prairie, Minnesota 55344-9361, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

SHAREHOLDER PROPOSALS

    Proposals of stockholders that are intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by the Company not later than December 11, 1997 in order to be included in the proxy statement and proxy relating to that Annual Meeting. Stockholders are also advised to review the Company's By-laws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    There are six nominees for the six Board positions presently authorized by resolution of the Board in accordance with the Company's By-laws. Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company, each director having been elected by the stockholders.

    Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve. Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote.

                       THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

NOMINEES

    The names of the nominees and certain information about them are set forth below:

                                                               PRINCIPAL OCCUPATION/
              NAME                     AGE                 POSITION HELD WITH THE COMPANY
---------------------------------      ---      ----------------------------------------------------
John M. Siebert, Ph.D............          57   President and Chief Executive Officer

Terrence W. Glarner..............          53   Chairman of the Board; President, West Concord
                                                Ventures, Inc.

David B. Musket..................          39   President, Musket Research Associates, Inc.

Steven B. Ratoff.................          54   Executive Vice President and Chief Financial
                                                Officer, Brown-Forman Corporation

Joseph R. Robinson, Ph.D.........          58   Professor of Pharmacy, University of Wisconsin -
                                                Madison

Jerry A. Weisbach, Ph.D..........          63   Private Consultant

    JOHN M. SIEBERT, PH.D., has been the President and Chief Executive Officer of the Company since September 1995 and a director of the Company since May 1992. From 1992 to 1995, Dr. Siebert was Vice President, Technical Affairs at Dey Laboratories, Inc., a pharmaceutical company. From 1988 to 1992, Dr. Siebert worked at Bayer, Inc. Dr. Siebert has also been employed by E.R. Squibb & Sons, Inc., G.D. Searle & Co. and The Procter & Gamble Company.

    TERRENCE W. GLARNER has been a director of the Company since July 1990 and has served as the Chairman of the Board since April 1995. Mr. Glarner has been President of West Concord Ventures, Inc. since February 1993. He also consults with Norwest Venture Capital. Mr. Glarner was President of North Star Ventures, Inc. from 1988 to February 1993 and held various other positions there since 1976. Mr. Glarner is a Chartered Financial Analyst. He serves as a director of Aetrium Incorporated, Datakey, Inc. and FSI International, Inc., as well as of several privately-held corporations.

    DAVID B. MUSKET has been a director of the Company since May 1992. Since September 1991, Mr. Musket has been the President of Musket Research Associates, Inc., an investment banking firm that specializes in financing smaller capitalization health care companies. Mr. Musket is also a managing member of ProMed Asset Management, LLC, a money management firm focusing on both private and public healthcare investments. From May 1989 to August 1991, he was employed by EGS Partners and prior to that time by Goldman Sachs & Co. Mr. Musket also has been President of DBM Corporate Consulting Group since 1991, and is the Managing Director of ProMed Asset Management LLC and ProMed Management LLC, each of which he formed. Mr. Musket is a director of Cardiometrics, Inc.

    STEVEN B. RATOFF has been a director of the Company since March 1995. Mr. Ratoff has been Executive Vice President and Chief Financial Officer of Brown-Forman Corporation since December 1994. From February 1992 to November 1994, Mr. Ratoff was a private investor in a number of small privately-held companies. Mr. Ratoff was Senior Vice President and Chief Financial Officer of the Pharmaceutical Group of Bristol-Myers Squibb from January 1990 to January 1992 and has held various other positions at Bristol-Myers Squibb since 1975.

    JOSEPH R. ROBINSON, PH.D. has been a director of the Company since January 1993. Dr. Robinson is Professor of Pharmacy, University of Wisconsin at Madison, and has been employed in such capacity since 1966. Dr. Robinson is the past President of the Controlled Release Society and of the American Association of Pharmaceutical Scientists. He serves on the scientific advisory boards of several companies.

    JERRY A. WEISBACH, PH.D. has been a director of the Company since January 1993. From 1988 to 1994, Dr. Weisbach served as the Director of Technology Transfer and Adjunct Professor at Rockefeller University, and from 1994 to 1997 served as a consultant to Rockefeller University. Prior to that time, Dr. Weisbach was a Vice President of Warner-Lambert Company and the President of its Pharmaceutical Research Division, and also held positions at SmithKline French Laboratories. In addition, Dr. Weisbach serves as a director of Hybridon Incorporated, Neose Technologies, Inc. and Xytronics, Inc. and consults for and serves on the clinical advisory boards and the scientific advisory boards of several other companies.

BOARD COMMITTEES AND MEETINGS

    During the fiscal year ended December 31, 1996 the Board of Directors held ten meetings. The Board has an Audit Committee and a Compensation Committee. The Board does not have a standing nominating committee.

    The Audit Committee reviews the results and scope of the annual audit and other services provided by the Company's independent auditors. It also reviews the Company's accounting principles and its system of internal controls, and reports the results of these reviews to management and the Board. The Audit Committee meets with the Company's independent auditors at least once annually to review the results of the annual audit and discusses the financial statements, recommends to the Board the independent auditors to be retained and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is composed of three non-employee directors: Messrs. Ratoff, Musket and Dr. Weisbach. It met once during the fiscal year ended December 31, 1996.

    The Compensation Committee (i) determines the amount of compensation for the Chief Executive Officer and President of the Company, (ii) reviews recommendations of the Chief Executive Officer concerning compensation for the other executive officers and incentive compensation, including stock options, for the other employees of the Company, subject to ratification by the Board and
(iii) otherwise administers the Company's stock option plans. The Compensation Committee is currently composed of two non-employee directors: Mr. Glarner and Dr. Weisbach. It met once during the fiscal year ended December 31, 1996.

    During the fiscal year ended December 31, 1996, each incumbent Board member other than Joseph R. Robinson, Ph.D. attended at least 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

                                   PROPOSAL 2
                    APPROVAL OF AMENDMENT AND RESTATEMENT OF
                             EQUITY INCENTIVE PLAN

    In 1987, the Board of Directors adopted, and the stockholders subsequently approved, the CIMA LABS INC. Stock Option and Stock Award Plan, later retitled the Equity Incentive Plan (the "Plan"). As a result of a series of amendments, as of December 31, 1996 there were 2,000,000 shares of the Company's Common Stock authorized for issuance under the Plan.

    As of March 21, 1997, options (net of canceled or expired awards) covering an aggregate of 1,664,124 shares of the Company's Common Stock had been granted under the Plan, and only 335,876 shares (plus any shares that might in the future be returned to the Plan as a result of cancellations or expiration of awards) remained available for future grant under the Plan. During the last fiscal year, under the Plan, the Company has granted to all current executive officers as a group options to purchase 50,500 shares at exercise prices of $5.625 to $6.375 per share, to all employees (excluding current executive officers) as a group options to purchase 89,800 shares at exercise prices of $5.625 to $8.00 per share and options to purchase 60,000 shares at an exercise price of $8.00 per share to current directors who are not officers. For further information regarding stock option grants, see "Stock Option Grants and Exercises."

    In August, 1996, the board approved an amendment and restatement of the Plan to conform the Plan to the recent revisions to the federal securities laws regulations. In March, 1997, the Board approved the amendment and restatement of the Plan, subject to stockholder approval, to increase the number of shares authorized for issuance under the Plan from a total of 2,000,000 shares to 2,250,000 shares. The Board adopted this amendment to ensure that the Company can continue to grant stock awards to employees at levels determined appropriate by the Board and the Compensation Committee.

    Stockholders are requested in this Proposal 2 to approve the Plan, as amended and restated. If the stockholders fail to approve this Proposal 2, the Company may experience difficulty in attracting and retaining employees and consultants and in motivating them to exert their best efforts for the success of the Company. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Plan, as amended. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

    The essential features of the Plan, as amended and restated, are outlined below.

GENERAL

    The Plan provides for the grant or issuance of incentive stock options to employees and nonstatutory stock options, restricted stock purchase awards, stock bonuses and stock appreciation rights to consultants, employees, officers and employee directors. To date only incentive stock options and nonstatutory stock options have been awarded under the Plan. Incentive stock options granted under the Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of the various awards included in the Plan.

PURPOSE

    The Plan was adopted to provide a means by which selected officers and employees of and consultants to the Company and its affiliates could be given an opportunity to receive stock in the Company, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company. All of the Company's approximately 64 employees and consultants are eligible to participate in the Plan.

ADMINISTRATION

    The Plan is administered by the Board of Directors of the Company. The Board has the power to construe and interpret the Plan and, subject to the provisions of the Plan, to determine the persons to whom and the dates on which awards will be granted, what type of award will be granted, the number of shares to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award. The Board of Directors is authorized to delegate administration of the Plan to a committee composed of not fewer than two members of the Board. If administration is delegated to a committee, the committee will have the powers to administer the Plan which were originally possessed by the Board, subject to such limitations as the Board provides.

    In order to maximize the Company's ability to recognize a business expense deduction under Section 162(m) of the Code in connection with compensation recognized by "covered employees" (defined in Section 162(m) as the chief executive officer and other four most highly compensated officers), the regulations under Section 162(m) require that the directors must be "outside directors" who serve as members of the committee responsible for administering the Plan with respect to these covered employees. The Plan was amended to provide that, in the Board's discretion, directors serving on the Committee will be "outside directors" within the meaning of Section 162(m). As amended, the Plan maximizes the Board's ability to delegate among various committees the responsibility for administering the Plan with respect to different groups of employees without overburdening any single committee.

ELIGIBILITY

    Incentive stock options may be granted under the Plan to employees (including officers) of the Company and its affiliates. Employees (including officers) and consultants are eligible to receive awards other than incentive stock options under the Plan. Directors who are not salaried employees of or consultants to the Company or to any affiliate of the Company are not eligible to participate in the Plan. Directors who administer the Plan may not receive options under the Plan during the period of their service as administrators or during the one-year period prior to their service as administrators of the Plan.

    No incentive stock option may be granted under the Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price of the incentive stock option is at least 110% of the fair market value of the stock subject to the incentive stock option on the date of grant, and the term of the incentive stock option does not exceed five years from the date of grant. For incentive stock options granted under the Plan the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000.

    No person is eligible to be granted options or stock appreciation rights covering more than 500,000 shares of the Company's Common Stock in any period of three consecutive calendar years.

STOCK SUBJECT TO THE PLAN

    If awards granted under the Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such awards again becomes available for issuance under the Plan.

TERMS OF OPTIONS

    The following is a description of the permissible terms of options under the Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

    EXERCISE PRICE; PAYMENT. The exercise price of incentive stock options under the Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options under the Plan is determined by the Board. However, if options were granted with exercise prices below market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m). See "Federal Income Tax Information." On March 21, 1997, the closing price of the Company's Common Stock as reported on the Nasdaq National Market was $6.625 per share.

    In the event of a decline in the value of the Company's Common Stock, the Board has the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options. To the extent required by Section 162(m), an option repriced under the Plan is deemed to be canceled and a new option granted. Both the option deemed to be canceled and the new option deemed to be granted will be counted against the 500,000 share limitation.

    The exercise price of options granted under the Plan must be paid either:
(a) in cash at the time the option is exercised; or (b) at the discretion of the Board, (i) by delivery of other Common Stock of the Company, (ii) pursuant to a deferred payment arrangement or (c) in any other form of legal consideration acceptable to the Board.

    OPTION EXERCISE. Options granted under the Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Shares covered by currently outstanding options under the Plan typically vest at the rate of 25% per year during the optionee's employment or services as a consultant.

Shares covered by options granted in the future under the Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may be exercised. In addition, options granted under the Plan may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase shares not yet vested at their exercise price should the optionee leave the employ of the Company before vesting. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned stock of the Company or by a combination of these means.

    TERM. The maximum term of stock options under the Plan is 10 years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the Plan terminate three months after termination of the optionee's employment or relationship as a consultant or director of the Company or any affiliate of the Company, unless (a) such termination is due to such person's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised at any time within one year of such termination; (b) the optionee dies while employed by or serving as a consultant or director of the Company or any affiliate of the Company, or within three months after termination of such relationship, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the optionee's death) within eighteen months of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (c) the option by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a longer period of time following termination of employment or the consulting relationship. The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons.

TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK

    PURCHASE PRICE; PAYMENT. The purchase price under each stock purchase agreement will be determined by the Board. The purchase price of stock pursuant to a stock purchase agreement must be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other arrangement with the person to whom the Common Stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion. Eligible participants may be awarded stock pursuant to a stock bonus agreement in consideration of past services actually rendered to the Company or for its benefit.

    REPURCHASE. Shares of the Common Stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule determined by the Board. In the event a person ceases to be an employee of or ceases to serve as a director of or consultant to the Company or an affiliate of the Company, the Company may repurchase or otherwise reacquire any or all of the shares of the Common Stock held by that person that have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

STOCK APPRECIATION RIGHTS

    The Board may grant stock appreciation rights to employees or directors of, or consultants to, the Company or its affiliates. The Plan authorizes three types of stock appreciation rights.

    TANDEM STOCK APPRECIATION RIGHTS. Tandem stock appreciation rights are tied to an underlying option and require the holder to elect whether to exercise the underlying option or to surrender the option for an appreciation distribution equal to the market price of the vested shares purchasable under the surrendered option less the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of tandem stock appreciation rights must be made in cash.

    CONCURRENT STOCK APPRECIATION RIGHTS. Concurrent stock appreciation rights are tied to an underlying option and are exercised automatically at the same time the underlying option is exercised. The holder receives an appreciation distribution equal to the market price of the vested shares purchased under the option less the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of concurrent stock appreciation rights must be made in cash.

    INDEPENDENT STOCK APPRECIATION RIGHTS. Independent stock appreciation rights are granted independently of any option and entitle the holder to receive upon exercise an appreciation distribution equal to the market price of a number of shares equal to the number of share equivalents to which the holder is vested under the independent stock appreciation right less than fair market value of such number of shares of stock on the date of grant of the independent stock appreciation rights. Appreciation distributions payable upon exercise of independent stock appreciation rights may, at the Board's discretion, be made in cash, in shares of the Common Stock or a combination thereof.

ADJUSTMENT PROVISIONS

    If there is any change in the stock subject to the Plan or subject to any award granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and awards outstanding thereunder will be appropriately adjusted as to the type of security and the maximum number of shares subject to such plan, the maximum number of shares which may be granted to an employee during a period of three consecutive calendar years, and the type of security, number of shares and price per share of stock subject to such outstanding awards.

EFFECT OF CERTAIN CORPORATE EVENTS

    The Plan provides that, in the event of a dissolution or liquidation of the Company, specified type of merger or other corporate reorganization, to the extent permitted by law, any surviving corporation will be required to either assume awards outstanding under the Plan or substitute similar awards for those outstanding under such plan, or such outstanding awards will continue in full force and effect. In the event that any surviving corporation declines to assume or continue awards outstanding under the Plan, or to substitute similar awards, then the time during which such awards may be exercised will be accelerated and the awards terminated if not exercised during such time. The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

DURATION, AMENDMENT AND TERMINATION

    The Board may suspend or terminate the Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Plan will terminate on May 31, 2004.

    The Board may also amend the Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within twelve months before or after its adoption by the Board if the amendment would: (a) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Plan to satisfy Section 422 of the Code, if applicable, or Rule 16b-3 ("Rule 16b-3") of the Securities Exchange Act of 1934, as amended (the "Exchange Act")); (b) increase the number of shares reserved for issuance upon exercise of awards; or (c) change any other provision of the Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 or satisfy the requirements of Section 422 of the Code. The Board may submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

RESTRICTIONS ON TRANSFER

    Under the Plan, an option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution and during the lifetime of the optionee, may be exercised only by the optionee. An independent stock appreciation right may not be transferred except by will or by the laws of descent and distribution. In any case, the optionee or holder of an independent stock appreciation right may designate in writing a third party who may exercise the option in the event of the optionee's death. No rights under a stock bonus or restricted stock purchase agreement are transferable except where required by law or expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement. A tandem stock appreciation right or concurrent stock appreciation right may be transferred only by the method(s) applicable to the underlying option. In addition, shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer which the Board deems appropriate.

FEDERAL INCOME TAX INFORMATION

    INCENTIVE STOCK OPTIONS. Incentive stock options under the Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

    There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

    If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or
(b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year. Long-term capital gains currently are generally subject to lower tax rates than ordinary income. The maximum capital gains rate for federal income tax purposes is currently 28% while the maximum ordinary income and employment rate is effectively 41.05% at the present time. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

    To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

    NONSTATUTORY STOCK OPTIONS. Nonstatutory stock options granted under the Plan generally have the following federal income tax consequences:

    There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to
Section 16(b) of the Exchange Act.

    RESTRICTED STOCK AND STOCK BONUSES. Restricted stock and stock bonuses granted under the Incentive Plan generally have the following federal income tax consequences:

    Upon acquisition of stock under a restricted stock or stock bonus award, the recipient normally will recognize taxable ordinary income equal to the excess of the stock's fair market value over the purchase price, if any. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the recipient elects to be taxed on receipt of the stock. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year from the date ordinary income is measured. Slightly different rules may apply to persons who acquire stock subject to forfeiture under Section 16(b) of the Exchange Act.

    STOCK APPRECIATION RIGHTS. No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the recipient.

    POTENTIAL LIMITATION ON COMPANY DEDUCTIONS. As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add Section 162(m), which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. It is possible that compensation attributable to awards under the Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

    Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m) of the Code, compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation, provided that: (i) the stock award plan contains a per-employee limitation on the number of shares for which stock options and stock appreciation rights may be granted during a specified period;
(ii) the per-employee limitation is approved by the stockholders; (iii) the award is granted by a compensation committee comprised solely of "outside directors"; and (iv) the exercise price of the award is no less than the fair market value of the stock on the date of grant. Restricted stock and stock bonuses qualify as performance-based compensation under these Treasury regulations only if: (i) the award is granted by a compensation committee comprised solely of "outside directors"; (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain; (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied; and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount (or formula used to calculate the amount) payable upon attainment of the performance goal).

                                   PROPOSAL 3
                APPROVAL OF DIRECTORS' FEE OPTION GRANT PROGRAM

    In February 1997, the Board of Directors adopted the Non-Employee Directors' Fee Option Grant Program (the "Directors' Program"), and authorized and reserved 60,000 shares of the Company's Common Stock for issuance under the Directors' Program, subject to stockholder approval. The Directors' Program permits members of the Company's Board of Directors (the "Board") who are not employees of the Company ("Non-Employee Directors") to defer receipt of cash compensation attributable solely to services as a Board member, including, but not limited to, annual retainer fees and board and committee meeting fees (collectively, "Directors' Fees"), and receive future payment of those fees in the form of stock options to acquire the Company's Common Stock. The Board adopted the Directors' Program to provide its current Non-Employee Directors, together with any Non-Employee Directors who may in the future serve on the Board, with an additional incentive to exert maximum efforts for the success of the Company.

    Stockholders are requested in this Proposal 3 to approve the Directors' Program. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Directors' Program. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 3.

    The essential features of the Directors' Program are outlined below.

GENERAL

    The Directors' Program permits Non-Employee Directors to defer receipt of Directors' Fees in cash, and receive future payment of those fees in the form of stock options to acquire the Company's Common Stock. Options received under the Directors' Program are intended not to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). See "Federal Income Tax Information" below for a discussion of the tax treatment of nonstatutory stock options. The maximum number of shares of Common Stock that may be issued pursuant to options granted under the Directors' Program currently is 60,000, which may be unissued shares or reacquired shares, bought in the open market or otherwise. Shares subject to options which expire or otherwise terminate without having been exercised in full shall again become available for issuance.

PURPOSE

    The Company, by means of the Directors' Program, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

ADMINISTRATION

    The Directors' Program is administered by the Board, unless the Board delegates administration to a committee composed of not fewer than two members of the Board who may be, in the discretion of the Board, Non-Employee Directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. Any committee to which the Board delegates administrative authority with respect to the Directors' Program will have the powers to administer the Directors' Program that were originally possessed by the Board. Subject to the provisions of the Directors' Program, the Board has the power to construe and interpret the Directors' Program and options granted under it, to establish, amend and revoke rules and regulations for its administration, to amend the Directors' Program or options under it, and generally to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Directors' Program.

ELIGIBILITY

    Options may be granted under the Directors' Program only to Non-Employee Directors of the Company. A "Non-Employee Director" is defined in the Directors' Program as a director of the Company who is not otherwise an employee of the Company. Five of the Company's six current directors (all except Dr. Siebert) are eligible to participate in the Directors' Program.

DEFERRAL ELECTIONS

    Under the program, Non-Employee Directors may defer Directors' Fees otherwise payable and in lieu thereof receive special option grants.

    Persons serving as Non-Employee Directors on March 12, 1997, the effective date of the program (the "Effective Date"), may elect, before the Effective Date, to defer Directors' Fees otherwise payable for services after the Effective Date through the 1997 Annual Meeting. The elected deferral amount shall be irrevocable until the 1997 Annual Meeting and shall remain in effect thereafter until the Non-Employee Director submits a replacement election. Later elections must be submitted at or prior to the next Annual Meeting in order to be effective for Directors' Fees otherwise payable after such Annual Meeting. Beginning on the date of the 1997 Annual Meeting, deferral elections in effect must remain irrevocably in effect for Directors' Fees otherwise payable until and including the date of the next Annual Meeting.

    Persons first named to serve as Non-Employee Directors on or after the Effective Date may elect to defer Directors' Fees by submitting an election to the Company's Chief Financial Officer within thirty (30) days of becoming a Non-Employee Director. The election shall apply only to amounts which the Non-Employee Director was not yet entitled to receive at the time of submission of the election. The elected deferral amount shall be irrevocable until and including the Annual Meeting first following submission, and shall remain in effect until the Non-Employee Director submits a replacement election. A Non-Employee Director who does not make a deferral election when first eligible may make such an election effective as of any future Annual Meeting.

OPTIONS

    Non-Employee Directors who, prior to the Effective Date defer Directors' Fees payable for services between the Effective Date and the 1997 Annual Meeting, or who timely file a deferral election within thirty (30) days of first becoming a Non-Employee Director, shall automatically be granted an option to purchase common stock of the Company on the date of the 1997 Annual Meeting of Stockholders. Each Non-Employee Director who has a deferral election in effect as of any Annual Meeting of the Company shall automatically be granted an option to purchase common stock of the Company on the date of such Annual Meeting for Directors' Fees otherwise payable after such Annual Meeting, subject to vesting (as described below).

    Each option under the Directors' Program is subject to the following terms and conditions:

    NUMBER OF OPTION SHARES. The number of shares of Common Stock subject to the option shall be rounded down to the nearest whole number equal to A / (B x 66 2/3%), where: A is the maximum amount of the Director's Fees subject to the Non-Employee Director's deferral election and applied to the grant of such option under the Directors' Program; and B is the fair market value per share of Common Stock on the last day of the month prior to the option grant date.

    EXERCISE PRICE; PAYMENT. The exercise price of each option granted under the Directors' Program shall be 33 1/3% of the fair market value of the Common Stock subject to such option on the last day of the month prior to the date such option is granted. The exercise price of options granted under the Directors' Program must be paid either: (i) in cash at the time the option is exercised,
(ii) by delivery to the Company of shares of Common Stock that have been held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at the fair market value on the date of exercise, or (iii) by a combination of such methods of payment.

    OPTION VESTING. Options granted pursuant to a deferral election made prior to the Effective Date shall be fully vested and exercisable on the date of grant. Other options shall become exercisable in installments on each date that Directors' Fees would have been payable in cash had no deferral election been in effect with respect to the number of shares equal to (1) the aggregate shares subject to the option multiplied by (2) the fraction obtained where the numerator is the cash Directors' Fees that the Non-Employee Director otherwise would have received on such date and the denominator is the aggregate Directors' Fees that the Non-Employee Director would have received in cash absent a deferral election following the date of the option's grant through and including the Board meeting held at the time of the next Annual Meeting.

    TERMINATION OF OPTIONS. Options granted under the Directors' Program terminate on the earlier of (i) ten years from the date the option was granted or (ii) three years following termination of service as a member of the Board.

    NONTRANSFERABILITY OF OPTIONS. Options granted under the Directors' Program are not transferable except by will or by the laws of descent and distribution by written designation which take effect upon the Non-Employee Director's death, by written instruction, in a form accepted by the Company, to the Non-Employee Director's spouse, children, stepchildren, or grandchildren (whether adopted or natural), to a trust created solely for the benefit of the Non-Employee Director and the foregoing persons, or to the Non-Employee Director's former spouse (if transfer is pursuant to a judicial decree dissolving the Non-Employee Director's marriage).

ADJUSTMENT PROVISIONS

    If there is any change in the stock subject to the Directors' Program or subject to any option granted under the Directors' Program (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Directors' Program and options outstanding will be adjusted appropriately as to the class and maximum number of shares subject to the Directors' Program and the class, number of shares and price per share of stock subject to such outstanding options.

EFFECT OF CERTAIN CORPORATE EVENTS

    In the event of a dissolution or liquidation of the Company or sale of all or substantially all of the assets of the Company; a merger or consolidation in which the Company is not the surviving corporation; a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or the acquisition by any person of at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then in each case to the extent not prohibited by applicable law, the time during which options outstanding under the Directors' Program vest and may be exercised shall be accelerated prior to the occurrence of such event, and any options not exercised after such acceleration prior to the occurrence of such event shall be terminated.

DURATION, AMENDMENT AND TERMINATION

    The Board may suspend or terminate the Directors' Program at any time. Unless sooner terminated, the Directors' Program shall terminate upon the issuance of all shares of Common Stock reserved for issuance under the Directors' Program.

    The Board also may amend the Directors' Program at any time and from time to time, provided that no amendment will be effective unless approved by the stockholders of the Company within twelve months before or after the adoption of the amendment, where the amendment would: (i) increase the number of shares reserved for options under the Directors' Program; (ii) modify the requirements as to eligibility for participation in the Directors' Program (to the extent such modification requires stockholder approval in order for the Directors' Program to comply with the requirements of Rule 16b-3); or (iii) modify the Directors' Program in any other way if such modification requires stockholder approval in order for the Directors' Program to comply with the requirements of Rule 16b-3.

FEDERAL INCOME TAX INFORMATION

    Stock options granted under the Directors' Program are subject to federal income tax treatment pursuant to rules governing options that are not incentive stock options.

    The following is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Directors' Program, does not purport to be complete, and does not discuss the income tax laws of any state or foreign country in which an optionee may reside.

    Options granted under the Directors' Program are nonstatutory options. There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee generally will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the option price. Because the optionee is a director of the Company, under existing laws the date of taxation (and the date of measurement of taxable ordinary income) may in some instances be deferred unless the optionee files an election under Section 83(b) of the Code. The filing of a Section 83(b) election with respect to the exercise of an option may affect the time of taxation and the amount of income recognized at each such time. At the time the optionee recognizes ordinary income due to the exercise of the option, the Company generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, generally will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.
ELECTIONS FOR DIRECTORS' FEES PRIOR TO THE 1997 ANNUAL MEETING
    Non-Employee Directors Steven B. Ratoff, Joseph R. Robinson, Ph.D., and Jerry A. Weisbach, Ph.D., have each elected to receive 100% of their respective Director's Fees earned from March 12, 1997 to the Annual Meeting in the form of stock option grants under the Directors' Program. Such option grants will be made on the date of the 1997 Annual Meeting. Mr. Ratoff and Drs. Robinson and Weisbach have each earned but not received $2,500 in Directors' Fees from March 12, 1997 to April 10, 1997 and are each entitled to receive $2,500 per additional Board meeting and $1,250 per additional committee meeting that they attend between April 10, 1997 and the Annual Meeting. The number of shares of Common Stock subject to options granted under the Directors' Program shall be rounded down to the nearest whole number equal to A / (B X 66 2/3%), where A = the amount of Director's Fees subject to the Non-Employee Director's deferral election and B = the fair market value per share of Common Stock as determined by the closing sale price of the Common Stock on April 30, 1997. The exercise price shall be 33 1/3% of the fair market value of the Common Stock as determined by the closing sale price of the Common Stock on April 30, 1997. See "Deferral Elections" and "Options" above.

                                   PROPOSAL 4
               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    The Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1997 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company's financial statements since its inception in 1986. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

    Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

    The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 4.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the ownership of the Company's Common Stock as of March 21, 1997 by: (i) each director; (ii) each of the executive officers named in the Summary Compensation Table employed by the Company in that capacity on March 21, 1997; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                                                                      BENEFICIAL OWNERSHIP (1)
                                                                      -------------------------
                                                                      NUMBER OF    PERCENT OF
BENEFICIAL OWNER                                                        SHARES        TOTAL
--------------------------------------------------------------------  ----------  -------------
President and Fellows of Harvard College
  c/o Harvard Management Company, Inc.
  600 Atlantic Avenue
  Boston, Massachusetts 02210.......................................   1,382,900        14.6%
RCM Capital Management, LLC (2)
  4 Embarcadero Center, Suite 3000
  San Francisco, California 94111...................................     940,500         9.9%
S-E-Banken Fonder AB
  Regeringsgatan
  ST R2
  S-106 40 Stockholm, Sweden........................................     902,000         9.5%
INVESCO PLC (3)
  11 Devonshire Square
  London EC2M 4YR
  England...........................................................     749,999         7.9%
Investment Advisers Inc.
  3700 First Bank Place
  Minneapolis, Minnesota 55440......................................     632,000         6.7%
Capital Group Companies Inc.
  333 South Hope Street
  Los Angeles, California 90071.....................................     565,500         6.0%
Franklin Advisers, Inc. (4)
  777 Mariners Island Blvd.
  San Mateo, California 94403.......................................     525,000         5.6%
John M. Siebert, Ph.D. (5)..........................................     162,500         1.7%
Robert Z. Arnold (6)................................................      90,000        *
Brian M. Jones (7)..................................................      58,750        *
Keith P. Salenger...................................................         700        *
Terrence W. Glarner (8).............................................      95,440         1.0%
David B. Musket (9).................................................      99,774         1.1%
Steven B. Ratoff (10)...............................................      45,000        *
Joseph R. Robinson, Ph.D. (11)......................................      50,000        *
Jerry A. Weisbach, Ph.D. (12).......................................      57,500        *
All executive officers and directors
  as a group (9 persons)(13)........................................     659,664         6.9%

------------------------

 * Less than one percent.

 (1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 9,457,051 shares outstanding on March 21, 1997, adjusted as required by rules promulgated by the SEC.

 (2) Includes 524,000 shares held by RCM Capital Funds, Inc. of which RCM Capital Management LLC is the investment manager. RCM General Corporation is the General Partner of RCM Limited which is the Managing Agent of RCM Capital Management LLC.

 (3) INVESCO PLC has shared voting and investment power with respect to the shares indicated in the table with the following companies of which it is the parent holding company: INVESCO North American Group, Ltd.; INVESCO, Inc.; INVESCO North American Holdings, Inc.; INVESCO Funds Group, Inc.; and INVESCO Asset Management Limited.

 (4) Franklin Resources, Inc. is the parent holding company of Franklin Advisers, Inc.

 (5) Includes 147,500 shares which may be acquired within 60 days of March 21, 1997 pursuant to outstanding options.

 (6) Consists of 90,000 shares which may be acquired within 60 days of March 21, 1997 pursuant to outstanding options.

 (7) Consists of 58,750 shares which may be acquired within 60 days of March 21, 1997 pursuant to outstanding options.

 (8) Includes of 65,000 shares which may be acquired within 60 days of March 21, 1997 pursuant to outstanding options.

 (9) Includes 75,000 shares which may be acquired within 60 days of March 21, 1997 pursuant to outstanding options and 10,000 shares held in an IRA for Mr. Musket's benefit.

(10) Includes 35,000 shares which may be acquired within 60 days of March 21, 1997 pursuant to outstanding options.

(11) Consists of 50,000 shares which may be acquired within 60 days of March 21, 1997 pursuant to outstanding options.

(12) Consists of 57,500 shares which may be acquired within 60 days of March 21, 1997 pursuant to outstanding options.

(13) Includes an aggregate of 578,750 shares issuable upon exercise of options exercisable within 60 days of March 21, 1997. See footnotes 5 through 12.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1996, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except that Dr. Siebert failed to timely file a report with respect to the exercise of a stock option to purchase 10,000 shares of Common Stock. Dr. Siebert filed such report one day late.

                       EXECUTIVE OFFICERS OF THE COMPANY

    Information with respect to the executive officers of the Company as of March 21, 1997 is set forth below:

            NAME                   AGE                                        POSITION
-----------------------------      ---      -----------------------------------------------------------------------------
John M. Siebert, Ph.D.                 57   President, Chief Executive Officer and Director

Robert Z. Arnold                       47   Senior Vice President, Business Development

Brian M. Jones                         44   Senior Vice President, Operations

John Hontz, Ph.D.                      40   Vice President, Research and Development

Keith P. Salenger                      46   Vice President, Finance and Chief Financial Officer

    JOHN M. SIEBERT, PH.D., has been the President and Chief Executive Officer of the Company since September 1995 and a director of the Company since May 1992. From 1992 to 1995, Dr. Siebert was Vice President, Technical Affairs at Dey Laboratories, Inc., a pharmaceutical company. From 1988 to 1992, Dr. Siebert worked at Bayer, Inc. Dr. Siebert has also been employed by E.R. Squibb & Sons, Inc., G.D. Searle & Co. and The Procter & Gamble Company.

    ROBERT Z. ARNOLD has served as Senior Vice President, Business Development since January 1994 and as Vice President of Business Development since July 1989. He is currently responsible for strategic planning, marketing and corporate partnering. Mr. Arnold has played a significant role in signing partnering agreements with five pharmaceutical companies for OraSolv-Registered Trademark- products. Prior to joining CIMA, Mr. Arnold held various marketing acquisition, ventures and management positions at The Pillsbury Company.

    BRIAN M. JONES has served as Senior Vice President, Operations since joining CIMA in February 1994. His responsibilities include
OraSolv-Registered Trademark- manufacturing. Mr. Jones oversaw the buildout of CIMA's manufacturing facility and corporate headquarters in Eden Prairie. From 1990 to 1994, Mr. Jones worked for International Medication Systems, Ltd. as Vice President, Pharmaceutical Manufacturing responsible for all aseptic filling and packaging. Prior to that time, he was employed at Kendall McGaw Pharmaceuticals and The Procter & Gamble Company.

    JOHN HONTZ, PH.D. has served as Vice President of Research and Development since January 1997. From August 1995 to January 1997, Dr. Hontz was Senior Group Leader of Product Development at Glaxo-Wellcome. From March 1987 to August 1995, he was Section Head of Product Development for Burroughs-Wellcome, which was subsequently acquired by Glaxo in 1995. Dr. Hontz received his B.S. in

Pharmacy from The Philadelphia College of Pharmacy and Science, his M.B.A. from Duke University and his Masters and Ph.D. in Pharmaceutics from the University of Maryland.

    KEITH P. SALENGER has served as Vice President, Finance and Chief Financial Officer since September 1996. From 1994 to 1996, Mr. Salenger was Vice President Finance, North American Ethicals, at Rhone Poulenc Rorer, Inc. ("RPR"). From 1988 to 1992, Mr. Salenger held other positions with RPR including Finance Director/CFO for the United Kingdom and Ireland Subsidiary of RPR, and Vice President Finance for the Research and Development Division RPR. Prior to joining RPR, he was a Manager, Internal Audit at Bristol-Myers Squibb and a Senior Accountant/CPA at Main Hurdman. Mr. Salenger received his B.S. in Accounting from Pennsylvania State University and is C.P.A.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

    Each non-employee director of the Company is entitled to receive an annual fee of $5,000, payable quarterly, a per meeting fee of $2,500 for each meeting (including telephonic meetings) of the Board attended by such non-employee director and a per meeting fee of $1,250 for each meeting (i) of a committee of the Board not held in connection with a regular Board meeting or (ii) operating committee of the Company, in each case attended by such non-employee director; PROVIDED, HOWEVER, that the aggregate amount of fees paid shall not exceed $20,000 (excluding expense reimbursement) per director per year. In the fiscal year ended December 31, 1996, the total compensation paid to non-employee directors was $57,500. The members of the Board of Directors are also eligible for reimbursement for their reasonable expenses incurred in connection with attendance at Board meetings in accordance with Company policy. Messrs. Glarner and Musket are currently voluntarily foregoing the payment of any fees.

    In February 1997, the Board adopted the Non-Employee Directors' Fee Option Grant Program (the "Directors' Program"), subject to stockholder approval, to provide a means by which non-employee directors may defer receipt of cash compensation attributable solely to services as a Board member and receive future payment of those fees in the form of stock options to acquire common stock of the Company. Under the Directors' Program, as more fully described under "Proposal 3 -- Approval of Directors' Fee Option Grant Program," the maximum number of shares of Common Stock that may be issued pursuant to options currently is 60,000, which may be unissued shares or reacquired shares, bought in the open market or otherwise. Shares subject to options which expire or otherwise terminate without having been exercised in full shall again become available for issuance.

    Non-employee directors who defer Directors' Fees and timely file a deferral election will automatically be granted an option to purchase common stock of the Company on the date of the 1997 Annual Meeting of Stockholders. In addition, each non-employee director who has a deferral election in effect as of any Annual Meeting of the Company shall automatically be granted an option to purchase common stock of the Company on the date of such Annual Meeting.

    The number of shares of Common Stock subject to each option granted under the Directors' Program shall be equal to A/(B x 66 2/3%), where A is the maximum amount of the Directors' Fees subject to the Non-Employee Director's deferral election and applied to the grant of such option under the Directors' Program; and B is the fair market value per share of Common Stock on the last day of the month prior to the option grant date. The exercise price of options granted under the Directors' Program is 33 1/3% of the fair market value of the Common Stock subject to such option on the last day of the month prior to the date such option is granted. Options granted pursuant to a deferral election made prior to March 12, 1997 shall be fully vested and exercisable on the date of grant. Other options shall become exercisable in installments based on when Directors' Fees would become payable in cash. The term of options granted under the Directors' Program is the earlier of ten years from the grant date or three years following termination of service as a director.

    Each non-employee director of the Company also receives stock option grants under the 1994 Directors' Stock Option Plan (the "Directors' Plan"). Only directors of the Company who are not employees of the Company or a subsidiary of the Company are eligible to receive grants of options under the Directors' Plan. Options granted under the Directors' Plan are intended by the Company not to qualify as incentive stock options under the Code.

    Option grants under the Directors' Plan are non-discretionary. On the first business day immediately following the annual stockholders' meeting of each year, each member of the Company's Board of Directors who is not an employee of the Company is automatically granted under the Directors' Plan, without further action by the Company, the Board of Directors or the stockholders of the Company, an option to purchase 7,500 shares of Common Stock of the Company. In addition, each new non-employee director will receive an option to purchase 20,000 shares of Common Stock of the Company on the first business day following the date such new director is elected to the Board of Directors. No other options may be granted at any time under the Directors' Plan. The exercise price of options granted under the Directors' Plan is 100% of the fair market value of the Common Stock subject to the option on the date of the option grant. Options granted pursuant to the initial grant to purchase of 20,000 shares of Common Stock under the Directors' Plan become exercisable as to 50% of the option shares on the 12-month anniversary of the date of grant and the remainder become exercisable on the 24-month anniversary of the date of Grant. Options granted on the business day following the annual meeting of stockholders become fully exercisable six months subsequent to the date of grant. The term of options granted under the Directors' Plan is ten years. In the event of a merger of the Company with or into another corporation or a consolidation, reorganization, recapitalization, stock dividend, stock split, or other change in the corporate structure, appropriate adjustments to the Directors' Plan and the outstanding options will be made so as not to increase or decrease the option rights outstanding.

    During the year ended December 31, 1996, the Company granted options covering 7,500 shares to each non-employee director of the Company at an exercise price per share of $10.625. The fair market value of such Common Stock on the date of grant was $10.625 per share (based on the closing sales price reported in the National Market System for the date of grant). As of March 21, 1997, no options had been exercised under the Directors' Plan.

    The Company entered into a Technology and Sponsored Research Agreement (the "Research Agreement") with Joseph R. Robinson, Ph.D. and James McGinity, Ph.D. on December 9, 1996. Under the terms of the Research Agreement, Dr. Robinson received an initial payment of $15,000 and a second payment of $30,000 in consideration for Drs. Robinson and McGinity performing certain research work and granting the Company certain rights to patents and technology developed during the course of such research. In addition, the Research Agreement provides that the Company shall further compensate Drs. Robinson and McGinity upon the achievement of certain milestones and the Company shall reimburse Drs. Robinson and McGinity for legal fees, travel and other expenses associated with the preparation of patent applications.

    On June 19, 1996, the Stock Option Committee of the Board of Directors granted non-statutory stock options to purchase 30,000 shares of the Company's Common Stock at an exercise price of $8.00 per share under the Equity Incentive Plan to each of Messrs. Glarner and Musket as compensation for their work in connection with the Company's 1996 public offering.

                       COMPENSATION OF EXECUTIVE OFFICERS
                            SUMMARY OF COMPENSATION

    The following table shows for the fiscal years ended December 31, 1996, 1995 and 1994, compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and its other three most highly compensated executive officers at December 31, 1996 (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                   ANNUAL COMPENSATION    SECURITIES
                                                                  ----------------------  UNDERLYING     ALL OTHER
                                                                    SALARY      BONUS      OPTIONS/    COMPENSATION
             NAME AND PRINCIPAL POSITION                 YEAR        ($)        ($)(1)    SARS(#)(2)        ($)
-----------------------------------------------------  ---------  ----------  ----------  -----------  -------------
John M. Siebert (3)                                         1996  $  223,957  $  110,000           0     $   1,416(4)
  President and Chief Executive Officer                     1995     105,769      25,000     187,500        49,496(5)

Robert Z. Arnold                                            1996     149,663       3,000       5,000         2,076(6)
  Senior Vice President, Business                           1995     149,975      10,000      25,000         1,927(7)
  Development Officer                                       1994     126,633      41,325      52,500         1,346(8)

Brian M. Jones                                              1996     178,019       1,500       2,500         1,451(9)
  Senior Vice President, Operations                         1995     163,750      50,000      25,000           748(10)
                                                            1994     130,977      50,000      70,000         3,648(11)

Rafael E. Sarabia                                           1996     137,696       1,500       3,000         1,552(12)
  Former Vice President, Research and Development           1995     140,000       7,000      20,000         1,768(13)
                                                            1994      97,500       8,500      25,000         1,277(8)

------------------------

 (1) Except as otherwise noted, the bonus amounts are comprised of bonuses paid at the discretion of the Compensation Committee pursuant to the Company's executive bonus plan.

 (2) Although the Company's Equity Incentive Plan (the "Plan") permits awards of stock options, restricted stock, stock appreciation rights, performance awards and other long-term incentive awards, no awards other than stock options have been made to date to any of the Named Executive Officers.

 (3) Dr. Siebert has been employed as the Company's President since July 1, 1995 and Chief Executive Officer since September 9, 1995.

 (4) Consists of $900 of Company matching contributions under the Company's 401(k) retirement plan and $516 of life insurance premiums paid by the Company.

 (5) Consists of $34,486 of relocation expenses, $1,260 of life insurance premiums paid by the Company, and $13,750 of director fees paid prior to Dr. Siebert becoming an employee of the Company.

 (6) Consists of $1,560 of Company matching contributions under the Company's 401(k) retirement plan and $516 of life insurance premiums paid by the Company.

 (7) Consists of $1,635 of Company matching contributions under the Company's 410(k) retirement plan and $292 of life insurance premiums paid by the Company.

 (8) The compensation reported represents Company matching contributions under the Company's 401(k) retirement plan.

 (9) Consists of $935 of Company matching contributions under the Company's 410(k) retirement plan and $516 of life insurance premiums paid by the Company.

(10) Consists of $546 of Company matching contributions under the Company's 401(k) retirement plan and $202 of life insurance premiums paid by the Company.

(11) Consists of relocation expenses.

(12) Consists of $1,036 of Company matching contributions under the Company's 401(k) retirement plan and $516 of life insurance premiums paid by the Company.

(13) Consists of $1,486 of Company matching contributions under the Company's 401(k) retirement plan and $282 of life insurance premiums paid by the Company.

                       STOCK OPTION GRANTS AND EXERCISES

    The Company grants options to its executive officers under its Equity Incentive Plan (the "Stock Plan"). As of March 21, 1997, options to purchase a total of 1,292,407 shares were outstanding under the Plan and options to purchase 335,876 shares remained available for grant thereunder.

    The following tables show for the fiscal year ended December 31, 1996, certain information regarding options granted to, exercised by, and held at year end by, the Named Executive Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                         POTENTIAL REALIZABLE
                                                             INDIVIDUAL GRANTS                             VALUE AT ASSUMED
                                     ------------------------------------------------------------------    ANNUAL RATES OF
                                       NUMBER OF                                                             STOCK PRICE
                                      SECURITIES        % OF TOTAL                                         APPRECIATION FOR
                                      UNDERLYING      OPTIONS GRANTED     EXERCISE OR                       OPTION TERM(1)
                                        OPTIONS       TO EMPLOYEES IN     BASE PRICE                     --------------------
NAME                                  GRANTED (#)     FISCAL YEAR(2)       ($/SH)(3)    EXPIRATION DATE    5%($)     10%($)
-----------------------------------  -------------  -------------------  -------------  ---------------  ---------  ---------
John M. Siebert(4).................           --               --                 --                --          --         --

Robert Z. Arnold(4)................        5,000              2.5%             6.375         12/9/2006      20,046     50,801

Brian M. Jones(4)..................        2,500              1.2%             6.375         12/9/2006      10,023     25,400

Rafael E. Sarabia(4)...............        3,000              1.5%             6.375         12/9/2006      12,028     30,480

------------------------

(1) Reflects the value of the stock option on the date of grant assuming (i) for the 5% column, a five-percent annual rate of appreciation in the Company's Common Stock over the ten-year term of the option and (ii) for the 10% column, a ten-percent annual rate of appreciation in the Company's Common stock over the ten-year term of the option, in each case without any discounting to net present value and before income taxes associated with the exercise. Actual gains, if any, on stock option exercises depend on the future performance of the Company's Common Stock and the continued employment of the Named Executive Officer through the vesting period and exercise period. These amounts represent assumed rates of appreciation only, based on Securities and Exchange Commission Rules, and may not necessarily be indicative of a results obtained.

(2) Based on options to purchase 200,300 shares of the Company's Common Stock granted in 1996.

(3) All options were granted at the fair market value at the date of grant.

(4) Options vest over a 4 year period at the rate of 25% per year. The option will fully vest upon change of control as defined in the option agreement, unless the acquiring company substitutes similar options.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR, AND FY-END OPTION VALUES

                                                                NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                               UNDERLYING UNEXERCISED           IN-THE-MONEY
                                  SHARES                        OPTIONS AT FY-END(#)      OPTIONS AT FY-END ($)(2)
                                ACQUIRED ON       VALUE      --------------------------  --------------------------
NAME                            EXERCISE(#)   REALIZED($)(1) EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-----------------------------  -------------  -------------  -----------  -------------  -----------  -------------
John M. Siebert..............       10,000      $  30,000       152,500        60,000     $ 280,938    $   127,500

Robert Z. Arnold.............           --             --        90,000        52,500       189,688          7,813

Brian M. Jones...............           --             --        41,250        56,250        91,875         91,875

Rafael E. Sarabia............           --             --        32,500        35,500        79,688         48,438

------------------------

(1) Fair Market Value of the Company's Common Stock on the date of exercise minus the exercise price.

(2) Fair Market Value of the Company's Common Stock at December 31, 1996 ($6.125) minus the exercise price of the options.

                             EMPLOYMENT AGREEMENTS

    The Company entered into an employment agreement (the "Agreement") with Dr. Siebert to employ Dr. Siebert as President and Chief Operating Officer of the Company for three years beginning July 1, 1995. Under the terms of the Agreement, Dr. Siebert receives an annual salary of $220,000 with annual increases of 5% per year. In addition, the Agreement provides that Dr. Siebert will be paid a cash incentive bonus of up to 50% of his salary upon the Company's achievement of certain objectives. In the case of a change of control of the Company, Dr. Siebert will receive a minimum cash bonus of $100,000 per year for each year remaining under the Agreement for which he has not already received a bonus. Dr. Siebert also received a stock option to purchase 180,000 shares of Common Stock with one-third vesting upon the execution of the Agreement and the remaining amounts vesting in one-third increments at each anniversary date of the Agreement. Pursuant to the Agreement the Company also paid Dr. Siebert's relocation expenses, paid him a relocation bonus of $25,000, and pays Dr. Siebert a car allowance of $650 per month. The Agreement contains standard provisions regarding the protection of confidential information, a one-year covenant not to compete and a covenant not to recruit.

    The Company entered into an employment agreement (the "Employment Agreement") with Keith P. Salenger to employ Mr. Salenger as Vice President, Finance and Chief Financial Officer. Under the terms of the Employment Agreement, Mr. Salenger receives an annual salary of $140,000. In addition, the Employment Agreement provides that Mr. Salenger will be paid a cash incentive bonus of up to 40% of his salary upon the Company's achievement of certain objectives. Mr. Salenger also received a stock option to purchase 40,000 shares of Common Stock, subject to standard employee stock option requirements. Pursuant to the Employment Agreement, the Company also paid Mr. Salenger's relocation expenses, paid him a relocation bonus of $25,000, and paid for six weeks of temporary housing. Mr. Salenger has an agreement with the Company pursuant to which he is entitled to receive six months' salary as severance pay should the Company terminate his employment without cause within the first year of employment.

    Mr. Jones has an agreement with the Company pursuant to which he is entitled to receive three months' salary as severance pay should the Company terminate his employment without cause.

    Dr. Hontz has an agreement with the Company pursuant to which he is entitled to receive six months' salary as severance pay should the Company terminate his employment without cause within the first year of employment.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION*

    The Compensation Committee of the Board of Directors (the "Committee") is composed of a minimum of two non-employee directors. The Committee is composed of Mr. Glarner and Dr. Weisbach.

    The Committee is responsible for setting and administering the compensation policies, annual executive officer compensation, making recommendations on potential bonus and stock option plans, granting bonuses and recommending to the Board of Directors grants of stock options to executive officers.

COMPENSATION PHILOSOPHY

    The goals of the compensation program are to align compensation with business objectives and performance and to enable the Company to attract, motivate and retain executives of outstanding ability, potential and drive commensurate with the size and innovative development requirements of the Company. Key elements of this philosophy are:

    - The Company pays competitively with comparable small companies with which the Company competes for talent. To ensure that pay is competitive, the Company compares its pay practices with these companies and sets it pay parameters based in part on this review.

    - The Company maintains annual incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

    - The Company provides significant equity-based incentives for executives to ensure that they are motivated over the long-term to respond to the Company's business challenges.

    The Committee endeavors to balance Company needs and values with the employees' needs and believes that it is important that the Committee maintain this relationship.

BASE SALARY

    The base salaries of the executive officers are determined initially on the basis of one or more salary surveys conducted by third parties as well as surveys of pharmaceutical companies both nationally and more specifically in the midwest obtained from public information such as filings with the Securities and Exchange Commission and surveys conducted by technical analysts at financial institutions. Based upon such surveys, the executive officer salaries are set within the ranges of the surveys targeted at the median; the exact level is determined after the Committee considers the experience and capability of the executive officer, the level of responsibility, and the needs of the Company.

PERFORMANCE COMPENSATION

    Corporate and individual goals are used to establish the basis for annual performance compensation awards. During the last quarter of each year, the President/Chief Executive Officer establishes corporate and individual objectives for the next year and assigns relative weights to each of such goals. At the end of the year results are compared to such objectives which are then used to develop final bonus and stock option recommendations to the Committee for the executive officers. Recommended awards are reviewed by the Committee generally in the last quarter of the plan year based on these corporate and individual performance objectives, and must be approved by the Committee prior to being granted or, in the case of

------------------------

* "The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the 1933 Act or 1934 Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing."

stock options, recommended to the Board of Directors by the Committee and subsequently approved by the Board of Directors. The corporate objectives for fiscal year 1996 were:

    - Achieve introductory launch of one product in Orasolv-Registered Trademark- technology.

    - Achieve budgeted sales and licensing and royalty fees for the year.

    - Achieve targeted earnings per share by December 31, 1996.

    - Sign three additional license option and development agreements and turn one of those agreements into a license and supply agreement by December 31, 1997.

STOCK OPTIONS

    The President/Chief Executive Officer makes recommendations to the Committee regarding grants of stock options to the executive officers based on performance against individual and corporate objectives as well as surveys conducted by technical analysts at financial institutions based on public knowledge of other small development companies. The corporate objectives for the fiscal year 1996 are described above under the description of performance compensation. The Committee reviews these recommendations and performance against corporate objectives, as well as such surveys, and recommends to the Board of Directors grants of stock options to the executive officers. Such recommendation of grants may vary from the recommendations of the President/Chief Executive Officer as the Committee determines based on their knowledge and experience as well as other factors they deem relevant. The Committee views grants of stock options as incentives for performance and, as a result, current holdings are considered in recommending grants of additional stock options.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

    Dr. Siebert's salary, potential bonus and stock option grants are set forth in an employment agreement between the Company and Dr. Siebert, which was negotiated on behalf of the Board of Directors by Mr. Glarner at the direction of the Committee with due regard to Dr. Siebert's knowledge, experience, competitive salary information and market conditions at the time. The employment agreement is in the second year of its three-year term. Dr. Siebert's salary and bonus for 1996 were $223,957 and $110,000, respectively. Bonuses and stock option grants in future years will be at the discretion of the Committee, provided that they meet certain minimums set forth in the employment agreement in the case of bonuses.

From the members of the Compensation Committee of CIMA LABS INC.

                                          Terrence W. Glarner
                                          Jerry A. Weisbach, Ph.D.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    As noted above, the Company's compensation committee consists of Mr. Glarner and Dr. Weisbach.

PERFORMANCE MEASUREMENT COMPARISON*

    The following graph shows the total stockholder return of an investment of $100 in cash on July 29, 1994 (the first trading date after the Company's Common Stock became registered under Section 12 of the Securities Exchange Act of 1934, as amended) for (i) the Company's Common Stock, (ii) the cumulative total return on the Total Return Index for The Nasdaq Stock Market (U.S. Companies) (the "Nasdaq Stock Market--U.S. Index") and (iii) the Total Return Index for Nasdaq Pharmaceutical Stocks (the "Nasdaq Pharmaceuticals Index"). All values assume reinvestment of the full amount of all dividends and are calculated as of December 31 of each year:

         COMPARISON OF 29 MONTH CUMULATIVE TOTAL RETURN ON INVESTMENT**
          AMONG CIMA LABS INC., THE NASDAQ STOCK MARKET -- U.S. INDEX
                   AND THE NASDAQ PHARMACEUTICAL STOCK INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            CIMA LABS INC.        NASDAQ STOCK MARKET-US          NASDAQ PHARMACEUTICAL
7/29/94                 $100                            $100                           $100
12/94                    114                             105                            103
12/95                     67                             148                            188
12/96                     68                             182                            188

------------------------
 * This Section is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the 1933 Act or 1934 Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

** $100 invested on 7/29/94 in stock or index--including reinvestment of dividends. Fiscal year ending December 31.

                              CERTAIN TRANSACTIONS

    Keith P. Salenger became the Company's Vice President, Finance and Chief Financial Officer in September 1996 and, in connection therewith, entered into an employment agreement with the Company as more fully described under "Compensation of Executive Officers -- Employment Agreements." Mr. Salenger has an agreement with the Company pursuant to which he is entitled to receive six months' salary as severance pay should the Company terminate his employment without cause in the first year of employment.

    Dr. Hontz has an agreement with the Company pursuant to which he is entitled to receive six months' salary as severance pay should the Company terminate his employment without cause within the first year of employment.

    Joseph R. Robinson, Ph.D. entered into a Technology and Sponsored Research Agreement with the Company as more fully described under "Executive Compensation -- Compensation of Directors." Dr. Robinson received an initial payment of $15,000 and a second payment of $30,000 as compensation for the performance of certain research work and granting the Company certain rights to patents and technology developed during the course of such research. In addition, the Research Agreement provides that the Company shall further compensate Dr. Robinson up to $80,000 upon the achievement of certain milestones as well as reimburse Dr. Robinson for legal fees, travel and other expenses associated with the preparation of patent applications.

    On June 19, 1996, the Stock Option Committee of the Board of Directors granted non-statutory stock options to purchase 30,000 shares of the Company's Common Stock at an exercise price of $8.00 per share under the Equity Incentive Plan to each of Messrs. Glarner and Musket as compensation for their work in connection with the Company's 1996 public offering.

    The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director for such liabilities permitted under Delaware Law, to the full extent permitted under Delaware law, subject to certain limitations.

                                 OTHER MATTERS

    The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                                [SIGNATURE]

                                          Robert L. Jones
                                          SECRETARY

April 10, 1997

                                    CIMA LABS INC.

                   NON-EMPLOYEE DIRECTORS' FEE OPTION GRANT PROGRAM

                             ADOPTED ON FEBRUARY 26, 1997

                               APPROVED BY STOCKHOLDERS

                                   ON MAY ___, 1997


1.  PURPOSE.

    (a) The purpose of the Non-Employee Directors' Fee Option Grant Program (the "Program") is to provide a means by which each member of the Board of Directors of CIMA LABS INC. (the "Company") who is not an employee of the Company (a "Non-Employee Director") will be given an opportunity to defer receipt of cash compensation attributable solely to service as a member of the Board of Directors of the Company (a "Director"), including, but not limited to, annual retainer fees and board and committee meeting fees (collectively, "Directors' Fees"), in the form of stock options to acquire common stock of the Company.

    (b) The Company, by means of the Program, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2.  EFFECTIVE DATE.

    The Program shall become effective on March 12, 1997 (the "Effective
Date").

3.  ADMINISTRATION.

    (a) The Program shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in subparagraph 3(c).


                                      1.

    (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Program:

         (i) To construe and interpret the Program and options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Program or in any option, in a manner and to the extent it shall deem necessary or expedient to make the Program effective.

         (ii)  To amend the Program or an option as provided in Section 13.

         (iii) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Program.

    (c) The Board may delegate administration of the Program to a committee composed of not fewer than two (2) members of the Board (the "Committee") who may be, in the discretion of the Board, "Non-Employee Directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any applicable successor thereto. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Program, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Program, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Program.

4.  SHARES SUBJECT TO THE PROGRAM.

    (a) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Program shall not exceed


                                      2.

in the aggregate Sixty Thousand (60,000) shares of the Company's common stock ("Common Stock"). If any option granted under the Program shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Program.

    (b) The stock subject to the Program may be unissued shares or reacquired shares, bought on the market or otherwise.

5.  ELIGIBILITY.

    Options may be granted only to Non-Employee Directors.

6.  PARTICIPATION.

    Each Non-Employee Director may elect to defer and apply all or any portion of the Directors' Fees otherwise payable in cash for his or her service on the Board to the acquisition of a special option grant under the Program, as follows:

    (a) ELECTIONS BY PERSONS SERVING AS NON-EMPLOYEE DIRECTORS ON THE EFFECTIVE DATE. Persons serving as Non-Employee Directors on the Effective Date may elect to defer Directors' Fees otherwise payable for services after the Effective Date and until and including the 1997 Annual Meeting of Stockholders of the Company ("1997 Annual Meeting"). Such election shall be submitted to the Company's Chief Financial Officer no later than the Effective Date. The deferral amount so elected (i) shall be irrevocable until such 1997 Annual Meeting, and (ii) shall remain in effect with respect to Directors' Fees otherwise payable after the 1997 Annual Meeting until the Non-Employee Director affirmatively submits a replacement election (including an election to cease all such deferrals), which replacement election may only affect prospectively Directors' Fees not yet earned as of the date of the replacement election. A replacement election (or an initial election, in the case of a Non-Employee Director who chooses


                                      3.

not to submit a deferral election by the Effective Date) must be submitted at or prior to the 1997 Annual Meeting in order to be effective for Directors' Fees otherwise payable after the 1997 Annual Meeting. Beginning on the date of the 1997 Annual Meeting, deferral elections in effect must remain irrevocably in effect for Directors' Fees otherwise payable until and including the date of the next Annual Meeting.

    (b) ELECTIONS BY PERSONS NAMED TO SERVE AS NON-EMPLOYEE DIRECTORS ON OR AFTER THE EFFECTIVE DATE. Persons named to serve as Non-Employee Directors on or after the Effective Date may elect to defer Directors' Fees otherwise payable for services on or after becoming a Non-Employee Director by submitting an election to the Company's Chief Financial Officer within thirty
(30) days of becoming a Non-Employee Director. Such election shall apply only as to amounts which the Non-Employee Director was not yet entitled to receive at the time of submission of the election. The deferral amount so elected (i) shall be irrevocable until and including the Annual Meeting first following submission, and (ii) shall remain in effect with respect to Directors' Fees otherwise payable after that first following Annual Meeting until the Non-Employee Director affirmatively submits a replacement election (including an election to cease all such deferrals); which replacement election may only affect prospectively Directors' Fees not yet earned as of the date of the replacement election. A replacement election (or an initial election, in the case of a Non-Employee Director who chooses not to submit a deferral election within thirty (30) days of first becoming a Non-Employee Director) must be submitted at or prior to the date of an Annual Meeting in order to be effective for Directors' Fees otherwise payable after such Annual Meeting. Deferral elections in effect as of any Annual Meeting must remain in effect for Directors' Fees otherwise payable until and including the date of the next Annual Meeting.


                                      4.

7.  NON-DISCRETIONARY GRANTS.

    (a) Each Non-Employee Director who timely files a deferral election as to Directors' Fees otherwise payable for services between the Effective Date and the 1997 Annual Meeting (as described in Section 6(a) hereof) shall automatically be granted an option to purchase common stock of the Company on the date of the 1997 Annual Meeting, on the terms and conditions set forth herein.

    (b) Each Non-Employee Director who timely files a deferral election within thirty (30) days of first becoming a Non-Employee Director as to Directors' Fees payable until and including the first Annual Meeting during such Non-Employee Director's service on the Board (as described in Section 6(b) hereof) shall automatically be granted an option to purchase common stock of the Company on the date on which the Non-Employee Director files the deferral election, on the terms and conditions set forth herein.

    (c) Each Non-Employee Director who has a deferral election in effect (or is deemed to have such an election in continuing effect, in accordance with
Section 6) as of any Annual Meeting of the Stockholders of the Company occurring after the Effective Date shall automatically be granted an option to purchase common stock of the Company on the date of such Annual Meeting, on the terms and conditions set forth herein.

8.  OPTION PROVISIONS.

    Each option shall be a nonstatutory stock option (not intended to meet the requirements of Section 422 of the Internal Revenue Code (the "Code")), subject to the following terms and conditions:

    (a) TERM. The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") ten (10) years from


                                      5.

the date of grant. If the Non-Employee Director's service as a Director terminates for any reason or for no reason, the option shall terminate on the earlier of the Expiration Date or the date three (3) years following the date of termination of such service. Except as provided in Section 8(b) hereof, an option may be exercised following termination of service as a Director only as to that number of shares as to which it was exercisable as of the date of termination of such service under the provisions of Section 8(e).

    Each option held by a Director under the Program at the time of his or her cessation of service as a Director shall immediately terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

    (b) DEATH OR PERMANENT DISABILITY. Should the Non-Employee Director's service as a Director cease by reason of death or permanent disability, then each option held by that Non-Employee Director under the Program shall immediately become exercisable for all the shares of Common Stock at the time subject to that option, and the option may be exercised for any or all of those shares as fully vested shares. For purposes of this plan, "permanent disability" shall mean an inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

    Should the Non-Employee Director die while holding one or more options under the Program, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Non-Employee Director's cessation of service as a Director (less any shares subsequently purchased by the Non-Employee Director prior to death),


                                      6.

by the personal representative of the Non-Employee Director's estate or by the person or persons to whom the option is transferred pursuant to the Non-Employee Director's will or in accordance with the laws of descent and distribution. Such right of exercise under this Section 8(b) shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term described in Section 8(a), or (ii) the three
(3)-year period measured from the date of the Non-Employee Director's cessation of service as a Director.

    (c)  EXERCISE PRICE.

         (i) The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the fair market value (as defined in Section 11(e) hereof) of a share of Common Stock on the last day of the month prior to the option grant date.

         (ii) The exercise price must be paid in full upon exercise of the option using one of the following alternatives:

              (1)  in cash (including by check); or

              (2) by delivery of shares of Common Stock already owned by the Non-Employee Director, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which Common Stock shall be valued at its fair market value (as defined in Section 11(e) hereof) on the date of exercise; or

              (3)  by a combination of the methods of payment specified in
Section 8(c)(ii)(1) or 8(c)(ii)(2) hereof.

    Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company either prior to the issuance of shares of the


                                      7.

Company's common stock or pursuant to the terms of irrevocable instructions issued by the Non-Employee Director prior to the issuance of shares of the Company's common stock.

    (d) NUMBER OF OPTION SHARES. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

         X = A / (B x 66-2/3%), where

         X is the number of option shares,

         A is the maximum amount of the Director's Fees subject to the Non-Employee Director's deferral election and applied to the grant of such option under the Program, and

         B is the fair market value per share of Common Stock on the last day of the month prior to the option grant date.

    (e)  VESTING.  Each option shall vest (become exercisable) as follows:

         (i) Options granted pursuant to Section 7(a) shall be fully vested and exercisable on the date of grant.

         (ii) Options granted pursuant to Sections 7(b) and 7(c) shall become exercisable in installments on each date that Directors' Fees would have been payable in cash had no deferral election been in effect under the Program with respect to the number of shares equal to (1) the aggregate shares subject to the option multiplied by (2) the fraction obtained where the numerator is the cash Directors' Fees that the Non-Employee Director otherwise would have received on such date and the denominator is the aggregate Directors' Fees that the Non-Employee Director would have received in cash absent a deferral election under this Program


                                      8.

following the date of the option's grant through and including that Board meeting held at the time of the next Annual Meeting of Stockholders of the Company.

    (f) The Company may require any Non-Employee Director, or any person to whom an option is transferred under Section 8(b) or 8(h), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the Common Stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the Common Stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if
(i) the issuance of shares of Common Stock upon the exercise of the option has been registered under a then-currently-effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may require any optionee to provide such other representations, written assurances or information which the Company shall determine is necessary, desirable or appropriate to comply with applicable securities laws as a condition of granting an option to the optionee or permitting the optionee to exercise the option. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Program as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

    (g) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares of Common Stock issuable upon exercise of such option are then


                                      9.

registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

    (h)  Options granted under the Program shall not be transferable, except
(i) by will or by the laws of descent and distribution, (ii) by written designation which takes effect upon the Non-Employee Director's death, (iii) by written instruction, in a form accepted by the Company, to the Non-Employee Director's spouse, children, stepchildren, or grandchildren (whether adopted or natural), to a trust created solely for the benefit of the Non-Employee Director and the foregoing persons, or (iv) to the Non-Employee Director's former spouse (if transfer is pursuant to a judicial decree dissolving the Non-Employee Director's marriage). During a Non-Employee Director's life the Non-Employee Director's option is exercisable only by the Non-Employee Director or a transferee satisfying the above conditions. The right of a transferee to exercise the transferred portion of an option after the Non-Employee Director's termination of service as a Director shall terminate in accordance with the Non-Employee Director's right of exercise under Sections 8(a) or 8(b) hereof (after the Non-Employee Director's death, treating the transferee as a person who acquired the right to exercise the Non-Employee Director's option by bequest or inheritance). The terms of the Non-Employee Director's option shall be binding upon the transferees, executors, administrators, heirs, successors, and assigns of the Non-Employee Director.


                                      10.

9.  COVENANTS OF THE COMPANY.

    (a) During the terms of the options granted under the Program, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such options.

    (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Program such authority as may be required to issue and sell shares of Common Stock upon exercise of the options granted under the Program; PROVIDED, HOWEVER, that this undertaking shall not require the Company to register under the Securities Act either the Program, any option granted under the Program, or any Common Stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Program, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such options.

10. USE OF PROCEEDS FROM STOCK.

    Proceeds from the sale of Common Stock pursuant to the exercise of options granted under the Program shall constitute general funds of the Company.

11. MISCELLANEOUS.

    (a) Neither a Non-Employee Director nor any person to whom an option is transferred under Section 8(b) or 8(h) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.


                                      11.

    (b) Nothing in the Program or in any instrument executed pursuant thereto shall confer upon any Director any right to continue in the service of the Company in any capacity or shall affect any right of the Company, its Board or stockholders to remove any Director pursuant to the Company's By-Laws and the provisions of the Delaware General Corporation Law (or the applicable laws of the Company's state of incorporation if the Company's state of incorporation should change in the future).

    (c) No Director, individually or as a member of a group, and no beneficiary, transferee or other person claiming under or through him or her, shall have any right, title or interest in or to any option reserved for the purposes of the Program except as to such shares of Common Stock, if any, as shall have been reserved for such person pursuant to an option granted (or transferred) to such person.

    (d) In connection with each option made pursuant to the Program, it shall be a condition precedent to the Company's obligation to issue or transfer shares to any person, or to evidence the removal of any restrictions on transfer, that such person make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

    (e) As used in this Program, "fair market value" means, as of any date, the value of the Common Stock of the Company determined as follows:

         (i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the fair market value of a share of Common Stock shall be the closing sales price for such Common Stock (or the closing bid,


                                      12.

if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Company's Common Stock in the event that the Company's Common Stock is traded on more than one such exchange or market) on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable; or

         (ii) In the absence of such markets for the Common Stock, the fair market value shall be determined in good faith by the Board.

12. ADJUSTMENTS UPON CHANGES IN STOCK.

    (a) If any change is made in the stock subject to the Program, or subject to any option granted under the Program (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Program and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Program and the class(es) and number of shares and price per share of stock subject to outstanding options. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

    (b) In the event of: (1) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation


                                      13.

but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then to the extent not prohibited by applicable law, the time during which options outstanding under the Program vest and may be exercised shall be accelerated prior to the occurrence of such event and the options terminated if not exercised after such acceleration and at or prior to the occurrence of such event.

13. AMENDMENT OF THE PROGRAM.

    (a) The Board at any time, and from time to time, may amend the Program and/or some or all of the outstanding options granted under the Program. Except as provided in Section 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

           (i) Increase the number of shares which may be issued under the Program;


                                      14.

          (ii) Modify the requirements as to eligibility for participation in the Program (to the extent such modification requires stockholder approval in order for the Program to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act); or

         (iii) Modify the Program in any other way if such modification requires stockholder approval in order for the Program to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act.

    (b) Rights and obligations under any option granted before any amendment of the Program shall not be impaired by such amendment unless (i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

14. TERMINATION OR SUSPENSION OF THE PROGRAM.

    (a) The Board may suspend or terminate the Program at any time. Unless sooner terminated, the Program upon the issuance of all of the shares of Common Stock reserved for issuance hereunder. No options may be granted under the Program while the Program is suspended or after it is terminated.

    (b) Rights and obligations under any option granted while the Program is in effect shall not be impaired by suspension or termination of the Program, except with the consent of the person to whom the option was granted.

    (c) The Program shall terminate upon the occurrence of any of the events described in Section 12(b) above.


                                     15.

15. EFFECTIVE DATE OF PROGRAM; CONDITIONS OF EXERCISE.

    (a) The Program shall become effective on the date specified in Section 2, subject to the condition subsequent that the Program is approved by the stockholders of the Company. In the event that the stockholders of the Company do not approve the Program at the 1997 Annual Meeting, then any Non-Employee Director's election to defer Directors' Fees hereunder shall be void, and such deferred Directors' Fees shall be paid in cash to such Non-Employee Director as soon as reasonably practicable following the 1997 Annual Meeting.

    (b) No option granted under the Program shall be exercised or exercisable unless and until the conditions of Section 9(b) or Section 15(a) hereof has been met.


                                      16.

                                                                   APPENDIX B


                                 CIMA LABS INC.

                              EQUITY INCENTIVE PLAN
                       AMENDED AND RESTATED MARCH 25, 1996
                  FURTHER AMENDED, EFFECTIVE SEPTEMBER 24, 1996


                                  INTRODUCTION.

     In 1987, the Board of Directors adopted the CIMA LABS, INC. Stock Option and Stock Award Plan, which was later amended and restated. On March 25, 1996, the Board of Directors adopted a subsequent amendment and restatement and retitled this the Equity Incentive Plan.

1.   PURPOSES.

     (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, (iv) rights to purchase restricted stock, and (v) stock appreciation rights, all as defined below.

     (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

     (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof, or (iii) stock appreciation rights granted pursuant to Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.   DEFINITIONS.

     (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

     (b)  "BOARD" means the Board of Directors of the Company.

     (c)  "CODE" means the Internal Revenue Code of 1986, as amended.

                                        1.

     (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

     (e)  "COMPANY" means CIMA LABS INC., a Delaware corporation.

     (f) "CONCURRENT STOCK APPRECIATION RIGHT" or "CONCURRENT RIGHT" means a right granted pursuant to subsection 8(b)(2) of the Plan.

     (g) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

     (h) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means the employment or relationship as a Director or Consultant is not interrupted or terminated. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board or chief executive officer of the Company, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

     (i) "COVERED EMPLOYEE" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

     (j)  "DIRECTOR" means a member of the Board.

     (k) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     (l)  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     (m) "FAIR MARKET VALUE" means, as of any date, the value of the common stock of the Company determined as follows:

          (1) If the common stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;


                                        2.

          (2) If the common stock is quoted on the Nasdaq Stock Market (but not on the National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

          (3) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

     (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (o) "INDEPENDENT STOCK APPRECIATION RIGHT" or "INDEPENDENT RIGHT" means a right granted pursuant to subsection 8(b)(3) of the Plan.

     (p) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act of 1933 ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or
(ii) is otherwise considered a "non-employee director" for purposes of Rule
16b-3.

     (q) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

     (r) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (s)  "OPTION" means a stock option granted pursuant to the Plan.

     (t) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (u) "OPTIONEE" means an Employee, Director or Consultant who holds an outstanding Option.

                                        3.

     (v) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

     (w)  "PLAN" means this CIMA LABS INC. Equity Incentive Plan.

     (x) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect with respect to the Company when discretion is being exercised with respect to the Plan.

     (y) "STOCK APPRECIATION RIGHT" means any of the various types of rights which may be granted under Section 8 of the Plan.

     (z) "STOCK AWARD" means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

     (aa) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

     (ab) "TANDEM STOCK APPRECIATION RIGHT" or "TANDEM RIGHT" means a right granted pursuant to subsection 8(b)(1) of the Plan.

3.   ADMINISTRATION.

     (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which a Stock Award shall be granted to each such person.

                                        4.

          (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (3)  To amend the Plan or a Stock Award as provided in Section 13.

          (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

     (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more Outside Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, at any time the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who (1) are not then subject to
Section 16 of the Exchange Act and/or (2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (ii) not persons with respect to whom the Company wishes to avoid the application of Section 162(m) of the Code.

4.   SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of Section 12 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate Two Million (2,000,000) shares of the Company's common stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

                                        5.

5.   ELIGIBILITY.

     (a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees, Directors or Consultants.

     (b) No person shall be eligible for the grant of an Incentive Stock Option or an award to purchase restricted stock if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

     (c) Subject to the provisions of Section 12 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options and Stock Appreciation Rights covering more than five hundred thousand (500,000) shares of the Company's common stock in any three (3) calendar year period.

6.   OPTION PROVISIONS.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a)  TERM.  No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted.

     (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted; the exercise price of each Nonstatutory Stock Option shall be determined by the Board. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence or determined by the Board if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

     (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other common stock of the Company,
(B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company)

                                        6.

with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

     In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

     (d) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person. A Nonstatutory Stock Option shall not be transferable, except by the Optionee upon such terms and conditions as are set forth in the Option Agreement for such Nonstatutory Stock Option, as the Board or the Committee shall determine in its discretion. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

     (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

     (f) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director, or Consultant (other than upon the Optionee's death or disability) would result in liability under

                                        7.

Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under Section 16(b) of the Exchange Act. Finally, an Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (ii) the expiration of a period of three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

     (g) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of
(i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (h) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (i) RE-LOAD OPTIONS. Without in any way limiting the authority of the Board or Committee to make or not to make grants of Options hereunder, the Board or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee

                                        8.

exercises the Option evidenced by the Option agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option
(i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% stockholder (as described in subsection 5(b)), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

     Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board or Committee may designate at the time of the grant of the original Option; PROVIDED, HOWEVER, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 12(d) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and the limits on the grant of options under subsection 5(c) and shall be subject to such other terms and conditions as the Board or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7.   TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

     Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

     (a) PURCHASE PRICE. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     (b) TRANSFERABILITY. No rights under a stock bonus or restricted stock purchase agreement shall be transferable except by will or the laws of descent and distribution so long as stock awarded under such agreement remains subject to the terms of the agreement, except as specifically provided in the applicable stock bonus or restricted stock purchase agreement.

                                        9.

     (c) CONSIDERATION. The purchase price of stock acquired pursuant to a restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     (d) VESTING. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

     (e) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire, subject to the limitations described in subsection 7(d), any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8.   STOCK APPRECIATION RIGHTS.

     (a) The Board or Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights under the Plan to Employees or Directors of or Consultants to, the Company or its Affiliates. To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such right. Except as provided in subsection 5(c), no limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of a Stock Appreciation Rights.

     (b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

          (1) TANDEM STOCK APPRECIATION RIGHTS. Tandem Stock Appreciation Rights will be granted appurtenant to an Option, and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised Tandem Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the Option surrender) in an amount up to the excess of (A) the Fair Market Value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the Optionee is vested over (B) the aggregate exercise price payable for such vested shares.

                                        10.

          (2) CONCURRENT STOCK APPRECIATION RIGHTS. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. A Concurrent Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right pertains. The appreciation distribution payable on an exercised Concurrent Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Concurrent Right) in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Right) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (B) the aggregate exercise price paid for such shares.

          (3) INDEPENDENT STOCK APPRECIATION RIGHTS. Independent Rights will be granted independently of any Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Right shall be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (B) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock. The appreciation distribution payable on the exercised Independent Right shall be in cash or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Independent Right.

9.   COVENANTS OF THE COMPANY.

     (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act of 1933, as amended (the "Securities Act") either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

                                        11.

10.  USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

11.  MISCELLANEOUS.

     (a) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(e), 7(d) or 8(b), notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

     (b) Neither an Employee, Director or Consultant nor any person to whom a Stock Award is transferred under subsection 6(d), 7(b), or 8(b) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

     (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause the right of the Company's Board of Directors and/or the Company's shareholders to remove any Director pursuant to the terms of the Company's By-Laws and the provisions of the Delaware General Corporation Law, or the right to terminate the relationship of any Consultant pursuant to the terms of such Consultant's agreement with the Company or Affiliate.

     (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     (e) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred pursuant to subsection 6(d), 7(b) or 8(b), as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the

                                        12.

stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (f) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

12.  ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the type(s) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person during any three (3) calendar year period pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the type(s) and number of securities and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive.
 (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company".)

     (b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated


                                        13.

under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then to the extent permitted by applicable law: (i) any surviving or acquiring corporation or an Affiliate of such surviving or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar Stock Awards (including a stock award resulting in the acquisition of the same consideration paid to the stockholders in the transaction described in this subsection 12(b)) for those outstanding under the Plan, or (ii) such Stock Awards shall continue in full force and effect. In the event any surviving or acquiring corporation or its Affiliates refuse to assume or continue such Stock Awards, or to substitute similar Stock Awards for those outstanding under the Plan, then, with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants, the time during which such Stock Awards may be exercised shall be accelerated and the Stock Awards terminated if not exercised after such acceleration and at or prior to such event.

13.  AMENDMENT OF THE PLAN AND STOCK AWARDS.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

            (i) Increase the number of shares reserved for Stock Awards under the Plan;

           (ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of
Section 422 of the Code); or

          (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3.

     (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

                                        14.

     (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

     (e) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

14.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on May 31, 2004, which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

15.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.
                                        15.

                                 CIMA LABS INC.

                     PROXY SOLICITED BY BOARD OF DIRECTORS
                      FOR THE ANNUAL MEETING MAY 14, 1997

      John M. Siebert, Ph.D. and Robert L. Jones, or either of them, each with power of substitution, hereby are authorized to represent and vote as designated on the reverse side the shares of the undersigned at the Annual Meeting of Stockholders of CIMA LABS INC. to be held Wednesday, May 14, 1997, at 3:00 p.m. local time, at the Company's offices located at 10000 Valley View Road, Eden Prairie, Minnesota 55344, or at any adjournment of the Annual Meeting.

1.         Election of Directors

           q  FOR all nominees listed below.

           AUTHORITY TO VOTE FOR ANY NOMINEE MAY BE WITHHELD BY LINING
           THROUGH SUCH NOMINEE'S NAME BELOW.

              JOHN M. SIEBERT, PH.D., TERRENCE W. GLARNER, DAVID B.
                                     MUSKET,
              STEVEN B. RATOFF, JOSEPH R. ROBINSON, PH.D., JERRY A.
                                 WEISBACH, PH.D.

           To approve the amendment and restatement of the Company's
2. Equity Incentive Plan to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 250,000 shares to 2,250,000 shares.

                                               q FOR             q AGAINST             q ABSTAIN

3.         To approve the Company's Directors' Fee Option Grant
           Program.

                                               q FOR             q AGAINST             q ABSTAIN

1.
           q  WITHHOLD AUTHORITY to vote for all nominees listed below.
2.
3.

                          (CONTINUED FROM OTHER SIDE)

4. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December
           31, 1997.

                                               q FOR             q AGAINST             q ABSTAIN

4.


 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS AND FOR
                             PROPOSALS 2 THROUGH 4

      Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the proxies will have authority to vote FOR the Election of Directors and FOR Proposals 2 through 4.

                                             DATED: _____________________ , 1997
                                             ___________________________________
                                                          Signature
                                             ___________________________________
                                                Additional signature, if held
                                                           jointly

                                             Please sign exactly as your name
                                             appears on this proxy. If signing
                                             for estates, trusts or
                                             corporations, title or capacity
                                             should be stated. If shares are
                                             held jointly, each holder should be
                                             stated. If shares are held jointly,
                                             each holder should sign.

                      PLEASE MARK, DATE, SIGN AND RETURN.